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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 10, 2023
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Anywhere Real Estate Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Anywhere Real Estate Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange
Anywhere Real Estate Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 7.01.	Regulation FD Disclosure.
The following information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
Workforce Reduction, Cost Savings, Investment Prioritization
On January 9, 2023, Anywhere Real Estate Inc. (the “Company”, “we”, “us”, “our”) executed a meaningful workforce reduction driven by worsening trends in the housing market. Since June 30, 2022, the Company’s overall workforce has been reduced by approximately 11% in the aggregate, inclusive of the positions eliminated yesterday. These actions build on the multiple other cost reduction and spending reprioritization initiatives previously disclosed by the Company.
As discussed at the Company’s Investor Day in May 2022, we believe that industry dynamics and customer demands will require simplified and more integrated and digitized offerings, systems and support. Delivering the Company’s business model more digitally is an increasing part of our improving the consumer experience and our ongoing cost focus.
The Company expects to continue to prioritize investments in efforts to support our independent sales agents, franchisees and consumers. This includes investments in technology and innovative products, lead generation and franchisee support. To streamline and focus our strategic investments for today’s environment, we are winding down select initiatives, including RealSure.
We intend to provide further information on our investment priorities and our aggregate cost savings targets for 2023 during the Company’s full year 2022 earnings call in late February 2023.
Market Conditions and Anywhere Housing Volume Data
Recent industry forecasts predict significant declines in existing homesales in 2023, including Fannie Mae forecasting existing homesales down 21.1% and the Mortgage Bankers Association forecasting existing homesales down 12.6% for full year 2023. Both of the foregoing forecasts reflect an expectation by those parties that declines in existing homesales will be most significant in the first half of 2023 and may gradually moderate throughout the year.
During the fourth quarter of 2022, industry homesale transactions declined significantly. In October and November 2022, existing homesales declined, respectively, 29% and 35% year-over-year, based on October and preliminary November data reported by the National Association of Realtors (NAR). Anywhere closed homesale sides declined 26% and 35%, respectively, in October and November 2022 on a year-over-year basis, as shown in the table below.
The table below reflects the Company’s closed homesale transaction volume data (as well as closed homesale sides and average homesale price) and open transaction volume data for each month in the fourth quarter of 2022, in each case as compared to the same month in 2021.

Anywhere Brands (Franchise Group) and Anywhere Advisors (Owned Brokerage Group) Combined (1)	Closed Homesale Transaction Volume (2)	Open Transaction Volume (3)
	(unaudited)
December 2022 vs. December 2021 (preliminary)	(41)%	(35)%
Closed homesale sides	(38)%
Average homesale price	(5)%
November 2022 vs. November 2021	(33)%	(37)%
Closed homesale sides	(35)%
Average homesale price	3%
October 2022 vs. October 2021	(24)%	(35)%
Closed homesale sides	(26)%
Average homesale price	2%
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(1)Data for October and November 2022 is final, while December 2022 is preliminary and is based on the Company’s estimates using currently available information. As a result, the December 2022 information is subject to adjustment and such changes may be material. The months of October, November and December 2021 and 2022 each had the same number of business days.

(2)Closed homesale transaction volume represents closed homesale sides (with each homesale transaction having a “buy” and “sell” side) times average homesale price.
(3)Open transaction volume represents new contracts to buy or sell a home times average sale price. The time to close a homesale transaction can vary widely, from days to months, but under normal market conditions, the Company estimates based on its data that once a contract is signed (and becomes an open transaction), it takes an average of 45 to 55 days to close (and become a closed transaction), excluding contracts that terminate prior to closing.
Litigation Update
The Company wishes to provide an update to certain matters previously described within Note 8 – "Commitments and Contingencies" to the condensed consolidated financial statements of the Company's previously filed Form 10-Q for the three and nine months ended September 30, 2022 (“Note 8”).
The Company disputes the allegations against it in each of the matters disclosed below and in Note 8 including outstanding antitrust, Telephone Consumer Protection Act (TCPA) and worker classification litigation. The Company believes it has substantial defenses against plaintiffs' claims in each of these matters and is vigorously defending these actions. The Company anticipates that its cost of defending these actions will increase in 2023, given the near term trial dates discussed below.
Antitrust Litigation
Burnett, Hendrickson, Breit, Trupiano, and Keel v. The National Association of Realtors, Realogy Holdings Corp., Homeservices of America, Inc., BHH Affiliates LLC, HSF Affiliates, LLC, RE/MAX LLC, and Keller Williams Realty, Inc. (U.S. District Court for the Western District of Missouri).
This case had been scheduled to go to trial in February 2023. The court has now continued the trial until October 2023.
On December 16, 2022, the U.S. District Court for the Western District of Missouri issued a decision denying the defendants’ motions for summary judgment in this matter, an antitrust class action pending against the Company and others, alleging that certain MLS rules mandated by the National Association of Realtors (NAR) violate Section 1 of the Sherman Antitrust Act.
The court’s summary-judgment decision holds that plaintiffs have raised a dispute of fact about whether the challenged rules constitute per se violations of the Sherman Act. Because other courts considering similar antitrust challenges to MLS rules have held that such rules cannot be treated as per se violations, the defendants have filed a motion asking the court to certify the issue for a discretionary interlocutory appeal to the U.S. Court of Appeals for the Eighth Circuit. The motion remains pending.
On December 29, 2022 the court also entered an order directing the parties to conduct a mediation no later than March 15, 2023.
Telephone Consumer Protection Act Litigation
Bumpus, et al. v. Realogy Holdings Corp., et al. (U.S. District Court for the Northern District of California, San Francisco Division). The trial date has not yet been fixed, but is currently expected to be in early May 2023.
Worker Classification Litigation
Whitlach v. Premier Valley, Inc. d/b/a Century 21 M&M and Century 21 Real Estate LLC (Superior Court of California, Stanislaus County). In November 2020, the trial court in this matter granted a demurrer filed by Century 21 M&M (“Century 21 M&M”) and Century 21 Real Estate LLC, a wholly owned subsidiary of the Company and the franchisor of Century 21 Real Estate (“Century 21”), dismissing the case without leave to replead. In January 2021, the plaintiff filed a notice of appeal of the trial court’s order granting the demurrer. On November 18, 2022, the Appellate Court issued an opinion affirming the trial court’s grant of the demurrer. On December 2, 2022, plaintiff filed a petition for rehearing with the Appellate Court, which was denied on December 5, 2022. It is unknown whether plaintiff will seek further appeals at this time.
Forward-Looking Statements
Certain statements in this Form 8-K constitute "forward-looking statements". Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Anywhere Real Estate Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include the information concerning the Company’s future financial performance, business strategy, litigation, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words "preliminary", "believes", "expects", "anticipates", "intends", "projects", "estimates", "potential" and "plans" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
The following include some, but not all, of the factors that could affect our future results and cause actual results to differ materially from those expressed in the forward-looking statements: adverse developments or the absence of sustained improvement in the U.S. residential real estate markets, either regionally or nationally, which could include, but are not limited to factors that impact homesale transaction volume, such as: continued or accelerated declines in home sales, stagnant or declining home prices, continued or accelerated increases in mortgage rates, continued or accelerated declines in housing affordability, consumer demand or inventory, or excessive inventory; adverse developments or the absence of sustained improvement in macroeconomic conditions (such as business, economic or political conditions) on a global, domestic or local basis, which could include, but are not limited to contraction or stagnation in the U.S. economy and continued or accelerated increases in inflation; adverse developments or outcomes in current or future litigation, in particular pending antitrust litigation and litigation related to the Telephone Consumer Protection Act (TCPA); industry structure changes that disrupt the functioning of the residential real estate market; the impact of evolving competitive and consumer dynamics, including that the Company's share of the commission income generated by homesale transactions may continue to shift to affiliated independent sales agents or otherwise erode due to market factors and our ability to compete against traditional and non-traditional competitors; our ability to execute our business strategy and achieve growth, including with respect to: our efforts to simplify and modernize our business and achieve or maintain a beneficial cost structure or savings and other benefits from our cost-saving initiatives, the recruitment and retention of productive independent sales agents, the attraction and retention of franchisees, and our development or procurement of products, services and technology that support our strategic initiatives; risks related to our substantial indebtedness and our ability, and any actions we may take, to refinance, restructure or repay our indebtedness; our ability to realize the expected benefits from our existing or future joint ventures or strategic partnerships; adverse impacts from the COVID-19 crisis or other pandemics or epidemics; risks related to our business structure, including our geographic and high-end market concentration, the operating results of our affiliated franchisees, and risks related to a loss of our largest real estate benefit program; disruption in the residential real estate brokerage industry related to listing aggregator market power and concentration; our failure or alleged failure to comply with laws, regulations and regulatory interpretations and any changes or stricter interpretations of any of the foregoing, including but not limited to (1) antitrust laws and regulations, (2) the Real Estate Settlement Procedures Act or other federal or state consumer protection or similar laws, (3) state or federal employment laws or regulations that would require reclassification of independent contractor sales agents to employee status, (4) the TCPA, and (5) privacy or data security laws and regulations; cybersecurity incidents; impairment of our goodwill and other long-lived assets; the accuracy of market forecasts and estimates; and significant fluctuation in the price of our common stock.
Other factors not identified above, including those described under the headings “Forward-Looking Statements,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Legal Proceedings” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2021 or in its Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022, as the case may be, each filed with the SEC, may also cause actual results to differ materially from those described in the Company’s forward-looking statements. Most of these factors are difficult to anticipate and are generally beyond the Company’s control. You should consider these factors in connection with any forward-looking statements that may be made in this Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, the Company’s actual results may vary in material respects from those projected in these forward-looking statements. Any forward-looking statement made by the Company in this Form 8-K speaks only as of the date on which the Company makes it. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Third Party Data
This Form 8-K includes data, forecasts and information obtained from independent trade associations, industry publications and surveys, and other information available to us, including information made available by NAR, Fannie Mae, and the Mortgage Bankers Association. Forecasts regarding existing homesales and other industry metrics are inherently uncertain or speculative in nature and subsequent forecasts or actual results for any period could materially differ from a forecast that was previously issued. In addition, NAR historical data is subject to periodic review and revision and these revisions have been material in the past and could be material in the future. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable, but such information may not be accurate or complete. We have not independently verified any of the data from third-party sources nor have we ascertained the underlying economic assumptions relied upon therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: January 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: January 10, 2023